Exhibit 10.1

                        CALIFORNIA WATER SERVICE COMPANY
                  AMENDMENT TO BANK OF AMERICA CREDIT AGREEMENT

         This FIRST AMENDMENT AGREEMENT, dated as of September 23, 2002 (this "Agreement"), is among the parties to that certain Credit Agreement, dated as of July 31, 2001 (as amended to date hereof, the "Credit Agreement"), among CALIFORNIA WATER SERVICE COMPANY, a California corporation (the "Borrower"), each lender from time to time party hereto (collectively, the "Lenders" and individually, a "Lender"), and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender, and L/C Issuer.

         The parties hereto agree as follows:

         Section 1. Definitions. Terms defined in the Credit Agreement are used herein with the same meanings unless otherwise specifically defined herein.

         Section 2. Amendment to the Credit Agreement. The Credit Agreement is hereby amended to:

         (a) Amend and restate in its entirety Section 6.13 thereof as follows:

                  6.13 Out of Debt. Not have any Borrowings outstanding for at least 30 consecutive days during (i) the period from July 16, 2001 to December 31, 2001, (ii) the period from January 1, 2002 to April 30, 2003, and (iii) each calendar year after 2002.

         Section 3. Effect. Except as specifically set forth herein, this Agreement does not limit, modify, amend, waive, grant any consent with respect to, or otherwise affect (a) any right, power, or remedy of the Administrative Agent or any Lender under the Credit Agreement or any other Loan Document or (b) any provision of the Credit Agreement or any other Loan Document, all of which shall remain in full force and effect and are hereby ratified and confirmed. This Agreement does not entitle, or imply any consent or agreement to, any further or future modification of, amendment to, waiver of, or consent with respect to any provision of the Credit Agreement or any other Loan Document.

         Section 4. Conditions of Effectiveness; Amendment Fee. This Agreement shall become effective as of the date hereof when the Administrative Agent has received (a) counterparts hereof signed by the Borrowers and Required Lenders and (b) payment of a single amendment fee of $10,000 from the Borrowers and California Water Services Group, with respect to this Agreement and the Second Amendment Agreement, dated as of September 23, 2002, among California Water Services Group and CWS Utility Services, Lender(s), and Bank of America, N.A., such fee to be allocated among the Lenders in accordance with their Pro Rata Shares. The Administrative Agent shall promptly notify Borrowers and Lenders of the effectiveness hereof.

         Section 5. Representations and Warranties. Each Borrower represents and warrants that:

         (a) The execution, delivery and performance by the Borrowers of this Agreement is within each Borrower's powers, have been duly authorized by all necessary organizational action, and require no action by or in respect of, or filing with, any governmental body, agency or official, and the execution, delivery and performance by the Borrowers of this Agreement does not contravene, or constitute a default under, any provision of applicable law or regulations or of the Organization Documents of Borrowers or any of their respective Subsidiaries, or any material agreement, judgment, injunction, order, decree or other instrument binding upon Borrowers or any of their respective Subsidiaries or any assets of any Borrower or any of its Subsidiaries, or result in the creation or imposition of any lien on any asset of any Borrower or any of its Subsidiaries.

         (b) This Agreement constitutes the valid and binding obligations of each Borrower, enforceable against each Borrower in accordance with its terms, except as enforceability may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws now or hereafter in effect relating to creditors' rights, and to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

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         (c) After giving effect to this Agreement,  no Default has occurred and is continuing, and after giving effect to this Agreement, the representations and warranties of Borrowers contained in the Credit Agreement and the other Loan Documents delivered pursuant thereto are true and correct in all material respects as of the date hereof as if made on the date hereof, unless they specifically relate to an earlier date.

         Section 6. Counterparts; Facsimile Signatures. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original with the same effect as if all the signatures were on the same instrument. Delivery of an executed counterpart of the signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement. Any party delivering an executed counterpart of the signature page to this Agreement by telecopier shall thereafter promptly deliver a manually executed counterpart of this Agreement, but the failure to deliver such manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

         Section 7. Governing Law, Submission to Jurisdiction, and Waiver of Jury Trial. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA AND IS SUBJECT TO THE PROVISIONS OF
SECTION 10.16 AND 10.17 OF THE CREDIT AGREEMENT, RELATING TO SUBMISSION TO JURISDICTION AND WAIVER OF JURY TRIAL/ARBITRATION, THE PROVISIONS OF WHICH ARE BY THIS REFERENCE HEREBY INCORPORATED HEREIN IN FULL.

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BORROWER:                         CALIFORNIA WATER SERVICE GROUP

                                  By /s/ Gerald F. Feeney
                                     -------------------------------------------
                                     Name: Gerald F. Feeney
                                           -------------------------------------
                                  Title: Vice President, Chief Financial Officer
                                         ---------------------------------------


                                                CWS UTILITY SERVICES

                                  By /s/ Gerald F. Feeney
                                     -------------------------------------------
                                     Name: Gerald F. Feeney
                                           -------------------------------------
                                  Title: Vice President, Chief Financial Officer
                                         ---------------------------------------



ADMINISTRATIVE AGENT:             BANK OF AMERICA, N.A., as Administrative
                                      Agent

                                  By /s/ Dora A. Brown
                                     -------------------------------------------
                                     Name: Dora A. Brown
                                           -------------------------------------
                                  Title: Vice President
                                         ---------------------------------------



LENDERS:                         BANK OF AMERICA, N.A., as a Lender,
                                   Issuer and Swing Line Lender

                                  By /s/ John C. Pleque
                                     -------------------------------------------
                                     Name: John C. Pleque
                                           -------------------------------------
                                  Title: Senior Vice President
                                         ---------------------------------------



                                  WELLS FARGO BANK, NATIONAL
                                  ASSOCIATION, as a Lender

                                  By /s/ Kevin Herr
                                     -------------------------------------------
                                     Name: Kevin Herr
                                           -------------------------------------
                                  Title: Vice President
                                         ---------------------------------------

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